NO. 06-06201-C

HOLIGAN RACING, L.P., **Plaintiff,** **v.** **BOO KOO BEVERAGES, INC. f/k/a THE LOVE FACTOR, INC., BK SUBSIDIARY, INC., BK BEVERAGES, LLC, ASPEN ADVISORS, LP, and BOO KOO BEVERAGES, INC. f/k/a CAPTECH ACQUISITION CORP.,** **Defendants.**	§ § § § § § § § § § § § § §	**IN THE DISTRICT COURT OF** **DALLAS COUNTY, TEXAS** **68th JUDICIAL DISTRICT**

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the "Settlement Agreement") constitutes a binding contract between Plaintiff, Holigan Racing, L.P. ("Plaintiff"), and Defendants, Boo Koo Beverages, Inc. f/k/a The Love Factor, Inc. ("Old Boo Koo"), Boo Koo Beverages, Inc. f/k/a Captech Acquisition Corp. ("New Boo Koo" and, collectively with Old Boo Koo, "Boo Koo"), BK Subsidiary, Inc. ("BK Sub"), BK Beverages, LLC ("BK Beverages" and, collectively with BK Sub, the "BK Companies"), and Aspen Advisors, LP ("Aspen") (Boo Koo, the BK Companies, and Aspen are collectively referred to herein as "Defendants"). Plaintiff and Defendants are collectively referred to as the "Parties." Additionally, Boo Koo Holdings, Inc. ("Boo Koo Holdings") is also joining in the Settlement Agreement.

I. RECITALS

WHEREAS, on June 29, 2006, Plaintiff filed a lawsuit against Old Boo Koo and the BK Companies in Cause No. 06-06201-C, in the 68th Judicial District Court of Dallas County, Texas (the "Lawsuit"). On November 1, 2007, Plaintiff added Aspen and New Boo Koo as parties to the Lawsuit. Plaintiff has alleged breach of the Holigan Racing Sponsorship Agreement (the

"Sponsorship Agreement"), injunctive relief and specific performance against Boo Koo, fraud against Defendants, and tortious interference and promissory estoppel against Aspen and the BK Companies. Defendants denied all of Plaintiff's causes of action in the Lawsuit.

Boo Koo alleged breach of the Sponsorship Agreement against Plaintiff. Plaintiff denied Boo Koo's cause of action in the Lawsuit.

WHEREAS, the Parties desire to compromise and settle the lawsuit in accordance with the terms of this Agreement. The Parties intend that the full terms and conditions of the compromise and settlement of the Lawsuit be set forth in the Settlement Agreement. It is expressly understood by the Parties that the Settlement Agreement is the result of bona fide claims and does not constitute an admission of liability by any of the Parties.

II. AGREEMENT

A. The Settlement Payments and Dower Release

Boo Koo hereby agrees to make a one time payment to Plaintiff in the amount of Six Hundred Thousand Dollars and No Cents ($600,000.00) on or before April 3, 2008 (the "Lump Sum Payment"), which payment shall be made by wire transfer to the following account:

WIRE TRANSFER INFORMATION

Bank: Plains Capital Bank
Bank Address: Lubbock, TX
ABA #111322994
Account #3300003617
Attention: Becky Nichols/Monica Nairn

Additionally, Boo Koo agrees to make eight (8) quarterly payments of $175,000.00 (the "Quarterly Payments," and collectively with the Lump Sum Payment, the "Settlement Payments") on or before the dates set forth below:

June 30, 2008	$175,000.00
September 30, 2008	$175,000.00

December 31, 2008	$175,000.00
March 31, 2009	$175,000.00
June 30, 2009	$175,000.00
September 30, 2009	$175,000.00
December 31, 2009	$175,000.00
March 31, 2010	$175,000.00
Totaling	$1,400,000.00

The Quarterly Payments, and the terms and conditions associated therewith, are more expressly set forth in that certain $1,400,000.00 Senior Secured Convertible Promissory Note (the "Note") executed between Boo Koo Holdings and Plaintiff, and guarantied by Boo Koo, a copy of which is attached hereto as Exhibit "A" and is incorporated herein for all purposes. In connection with the Note, Boo Koo Holdings agrees to grant Plaintiff a security interest in accordance with the Security Agreement and the UCC-1 Financing Statement, copies of which are attached hereto as Exhibits "B" and "C," respectively, such exhibits being incorporated by reference herein for all purposes.

The Parties agree that the Settlement Payments are intended by the Parties to be contemporaneous exchanges for new value given to Defendants; specifically, the release by Plaintiff, valuable litigation rights of the Parties and the non-suit and/or dismissal of the claims in this Lawsuit are hereby agreed to be substantially contemporaneous exchanges.

Defendants further agree to obtain a full release and waiver from Daniel Dower ("Dower") of any and all claims and causes of action of every nature whatsoever in any way relating to or arising, directly or indirectly, from that certain Agreement by and between Daniel Dower and Holigan Racing, L.P. (the "Dower Agreement"), effective as of August 18, 2006

(such release being referred to herein as the "Dower Release"). Specifically, the Dower Release shall release Plaintiff from any obligation to pay Dower under the Dower Agreement and shall expressly waive any rights Dower may have to any portion of the Settlement Payments or any other funds as a result of the Settlement Agreement. A copy of the Dower Release is attached hereto as Exhibit "D" and is incorporated herein for all purposes.

The Parties, within one day from Plaintiff's receipt of the Lump Sum Payment and the Dower Release, shall file an Agreed Notice of Non-Suit with Prejudice. A copy of the Agreed Notice of Non-Suit with Prejudice and the Agreed Order of Nonsuit with Prejudice are attached hereto as Exhibit "E".

B. Full and Final Releases

1. Full and Final Release and Discharge of Defendants and Boo Koo Holdings

In consideration of the Settlement Payments made by Boo Koo and other valuable and good consideration by Defendants and Boo Koo Holdings, Plaintiff and its current and former agents, representatives, employees, directors, affiliates, predecessors, subsidiaries, insurers, attorneys, assigns, and successors agree to RELEASE, ACQUIT, FOREVER DISCHARGE and COVENANT NOT TO SUE Defendants, Boo Koo Holdings and each of their current and former agents, representatives, employees, officers, directors, shareholders, members, partners, affiliates, predecessors, subsidiaries, insurers, attorneys, assigns, and successors from any and all debts, claims, demands, damages, causes of action, and injuries, of every nature whatsoever, whether liquidated or unliquidated, equitable, direct or indirect, fixed or contingent, known or unknown, asserted or unasserted, statutory or based upon common law, in contract or in tort, including, but not limited to, all claims which in any way relate to or arise, directly or indirectly, from the Sponsorship Agreement or any fact made the basis of the Lawsuit. This release

includes, without limitation, any claim for attorneys' fees, and each party has agreed to pay its own attorney's fees.

2. Full and Final Release and Discharge of Plaintiff

In consideration of the covenants, representations, releases, warranties and promises made by Plaintiff pursuant to the Settlement Agreement, Defendants and Boo Koo Holdings and their current and former agents, representatives, employees, directors, affiliates, predecessors, subsidiaries, insurers, attorneys, assigns, and successors agree to RELEASE, ACQUIT, FOREVER DISCHARGE and COVENANT NOT TO SUE Plaintiff and its current and former agents, representatives, employees, officers, directors, shareholders, members, partners, affiliates, predecessors, subsidiaries, insurers, attorneys, assigns, and successors from any and all debts, claims, demands, damages, causes of action, and injuries, of every nature whatsoever, whether liquidated or unliquidated, equitable, direct or indirect, fixed or contingent, known or unknown, asserted or unasserted, statutory or based upon common law, in contract or in tort, including, but not limited to, all claims which in any way relate to or arise, directly or indirectly, from the Sponsorship Agreement or any fact made the basis of the Lawsuit. This release includes, without limitation, any claim for attorneys' fees, and each party has agreed to pay its own attorney's fees.

C. Warranties and Representations

The Parties warrant and represent: (i) that after consulting with their attorneys, they have read and fully understand the terms, conditions, and effects of the Settlement Agreement; (ii) that no promises or inducement for the Settlement Agreement have been offered or made except as expressly stated in the Settlement Agreement; (iii) that the Settlement Agreement is executed without reliance on any statement or representation by any third party or its employees, officers, agents, affiliates, or attorneys; (iv) that they have not assigned, transferred, or granted to any

person or entity, any of the causes of action, claims, or demands alleged or that are the subject of the Lawsuit or the Settlement Agreement; (v) that they understand the terms of the Settlement Agreement, and (vi) that they have executed the Settlement Agreement voluntarily.

D. Default

Time shall be of the essence with respect to all the Parties' obligations hereunder. If, for any reason, Boo Koo fails to make the Settlement Payments on the scheduled date, Plaintiff will provide Boo Koo five (5) business days to cure the default. If Boo Koo fails to cure the default within the time allowed under the Settlement Agreement, the full amount of the Settlement Payments will immediately become due and payable.

E. Entire Agreement

The Settlement Agreement contains the entire agreement between the Parties and supersedes all prior agreements, understandings, negotiations, and discussions, oral or written. There are no warranties, representations, agreements, arrangements, or understandings, oral or written, relating to the subject matter hereof that are not fully expressed or provided for herein, and the Parties shall not be bound by or liable for any alleged warranty, representation, agreement, arrangement, or understanding if not so set forth. None of the Parties have relied on any statements or representations that have been made by any other party that are not set forth in the Settlement Agreement. No modification of the Settlement Agreement shall be binding unless made in writing and signed by each of the Parties.

F. Attorneys' Fees and Costs.

The Parties shall bear their own attorneys' fees, expenses and costs arising from the actions of their counsel in connection with the Lawsuit. In any suit or other dispute relating to the Settlement Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees, court costs, and other litigation expenses.

G. Return or Destruction of Documents

Upon receipt by Plaintiff of the Lump Sum Payment and the Dower Release, Plaintiff and its counsel shall make available for Defendants' counsel to pick up at the office of Plaintiff's counsel all documents which were produced by any Defendant (or by any third parties, to the extent that such documents relate to any Defendant, including, without limitation, efforts to raise capital or other funds) during the discovery period in the Lawsuit. In addition, Plaintiff and its counsel shall make available for Defendants' counsel to pick up at the office of Plaintiff's counsel all deposition transcripts of the depositions of any current or former officer, director or employee of Defendants. Neither Plaintiff nor its counsel shall maintain copies of any of the aforementioned documents or depositions. Additionally, each Defendant and its counsel shall make available for Plaintiff's counsel to pick up at the office of Defendants' counsel all documents which were served by Plaintiff's during the discovery period in the Lawsuit. In addition, Defendant and its counsel shall make available for Plaintiff's counsel to pick up at the office of Defendants' counsel all deposition transcripts of the depositions of any current or former officer, director or employee of Plaintiff. Neither Defendants nor their counsel shall maintain copies of any of the aforementioned documents or depositions. To the extent such documents are stored electronically by the Parties or their counsel, Plaintiff and Defendants and their counsel shall destroy such electronically stored documents. Counsel for each of the parties shall, within ten days of the execution of this Agreement, certify in writing that all such electronically stored documents have been destroyed.

H. Severability

If and to the extent that any provision in the Settlement Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the Settlement Agreement shall not in any way be affected or impaired.

I. Acknowledgments

The Parties expressly acknowledge, agree and understand that the Settlement Agreement constitutes a compromise and settlement of disputed claims, and that no aspect or provision of the Settlement Agreement, shall be construed to be an admission or confession by any of the Parties, of any fault, or of any moral, legal or financial liability.

J. Governing Law

The Settlement Agreement is made and performable in Dallas County, Texas, and shall be construed in accordance with the laws of the State of Texas.

K. Miscellaneous

The Settlement Agreement may be executed in multiple counterparts, all of which, taken together, shall constitute but a single agreement, and each of which shall be deemed an original. The Settlement Agreement is the result of substantial negotiations between the Parties and their respective counsel. The fact that counsel for any one of the Parties drafted the Settlement Agreement shall not be material to the construction of the Settlement Agreement. If and to the extent that any provision in the Settlement Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the Agreement shall not in any way be affected or impaired.

Executed this ______ day of ________________, 2008.

[Remainder of This Page Intentionally Left Blank]

EACH SIGNATORY TO THE AGREEMENT HAS ENTERED INTO SAME FREELY AND WITHOUT DURESS AFTER HAVING CONSULTED WITH PROFESSIONALS OF THEIR CHOICE. EACH SIGNATORY AGREES THAT THEY HAVE READ AND UNDERSTAND THE AGREEMENT.

AGREED AND ACCEPTED:

HOLIGAN RACING, L.P.

By: ______________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared Michael Holigan known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of Holigan Racing, L.P., acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of _________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: ________________

BOO KOO BEVERAGES, INC., F/K/A
THE LOVE FACTOR, INC.

By: ______________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared ____________________ known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of BOO KOO BEVERAGES, INC., F/K/A THE LOVE FACTOR, INC. acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of ___________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: ________________

BK SUBSIDIARY, INC.

By: ______________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared __________________ known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of BK SUBSIDIARY, INC., acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of _________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: _______________

BK BEVERAGES, LLC

By: ______________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared __________________ known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of BK BEVERAGES, LLC., acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of _________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: _______________

ASPEN ADVISORS, LP

By: ______________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared __________________ known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of the managing general partners of ASPEN ADVISORS, LP, acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of _________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: _______________

BOO KOO BEVERAGES, INC. F/K/A
CAPTECH ACQUISITION CORP.

By: ____________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared ___________________ known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of BOO KOO BEVERAGES, INC. F/K/A CAPTECH ACQUISITION CORP., acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of __________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: _______________

BOO KOO HOLDINGS, INC.

By: ______________________________

THE STATE OF TEXAS §
§
COUNTY OF DALLAS §

BEFORE ME, the undersigned authority, on this day personally appeared __________________ known to me to be the person whose name is subscribed to the foregoing instrument, and he, on behalf of BOO KOO HOLDINGS, INC., acknowledged to me that he executed the same for the purposes and consideration expressed in the Agreement.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day of _________________________, 2008.

____
Notary Public in and for
The State of Texas

Commission Expires: _______________